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                         LIQUID INSTITUTIONAL RESERVES
                           UBS LIR MONEY MARKET FUND
                       UBS LIR GOVERNMENT SECURITIES FUND
                        UBS LIR TREASURY SECURITIES FUND
                                 SUPPLEMENT TO
                      STATEMENT OF ADDITIONAL INFORMATION
                            DATED SEPTEMBER 1, 2001

                                                                    May 31, 2002

Dear Investor,

This is a supplement to the Statement of Additional Information ('SAI') for the above listed funds. The purpose of this supplement is to notify you of the following changes which are described more fully below: (1) UBS LIR Government Securities Fund (the 'Fund') has changed its investment policies so that effective June 3, 2002, it will no longer enter into repurchase agreements,
(2) the Fund has changed the times at which it values its securities for purchases and redemptions, and (3) the Fund may advertise tax-equivalent yield and tax-equivalent effective yield.

       1. INVESTMENT POLICY CHANGE

          Effective June 3, 2002, the Fund will no longer enter into repurchase agreements. As explained in the SAI, repurchase agreements are transactions in which a fund purchases government securities and simultaneously commits to resell them to the same counterparty at a future time and at a price reflecting a market rate of interest. Income generated by repurchase agreements often is not exempt from state and local income taxation even though income resulting from direct investments in the same types of government securities may benefit from exemption from state and local taxation. Therefore, as a result of this policy change, a greater portion of the Fund's income going forward may qualify for favorable state and local tax treatment.

          Accordingly, effective June 3, 2002, the following changes are made to the Fund's SAI:

          a. The seventh paragraph in the section captioned 'The Funds and their Investment Policies' on page 2 of the SAI is deleted and replaced with the following:

               GOVERNMENT SECURITIES FUND'S investment objective is to earn high current income to the extent consistent with the preservation of capital and the maintenance of liquidity through investments in a diversified portfolio of high quality, short-term, U.S. dollar denominated money market instruments. Under normal circumstances, the fund invests at least 80% of its net assets in U.S. government securities, including government securities subject to repurchase agreements. Under investment guidelines adopted by its board, the fund currently invests substantially all its assets directly in U.S. government securities and does not invest in repurchase agreements. The fund's investments also may include securities of other investment companies that invest in U.S. government securities (but not repurchase agreements).

         b. The nineteenth paragraph in the section captioned 'The Funds' Investments, Related Risks and Limitations' on page 6 of the SAI is deleted and replaced with the following:

                                                                   Item # ZS-148



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                REPURCHASE AGREEMENTS. Money Market Fund may enter into
                repurchase agreements. Repurchase agreements are transactions in which a fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. Securities or other obligations subject to repurchase agreements may have maturities in excess of 13 months. The fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special `tri-party' custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

       2. DAILY PRICING

          Effective June 3, 2002, the times at which the Fund prices its shares for purchases and redemptions will change from the current noon, Eastern time ('ET'), 2:30 p.m. ET and 4:30 p.m. ET to noon ET and 2:30 p.m. ET.

          Accordingly, effective June 3, 2002, the following change is made to the Fund's SAI:

          The first two sentences of the first paragraph in the section captioned 'Valuation of Shares' on page 21 of the SAI are deleted and replaced with the following:

           Money Market Fund's net asset values per share are determined by State Street Bank and Trust Company ('State Street') as of noon, Eastern time, 2:30 p.m., Eastern time and 4:30 p.m., Eastern time, on each Business Day. Government Securities Fund's and Treasury Securities Fund's net asset values per share are determined by State Street as of noon, Eastern time, and 2:30 p.m., Eastern time, on each Business Day.

       3. PERFORMANCE INFORMATION

          Effective June 3, 2002, the following change is made to the Fund's
          SAI:

          The following paragraph is added after the table at the top of page 24 showing yields for the funds:

           Government Securities Fund is expected to invest substantially all its assets in U.S. government securities. These investments are expected to generate income exempt from most state and local taxation. This fund may advertise a tax-equivalent yield and tax-equivalent effective yield. The tax-equivalent yield represents the pretax yield that an investment subject to state and local taxation would need to generate to equal the tax-free yield of a fund generating income which may be exempt from state or local taxation. To calculate the tax-equivalent yield, the Fund will divide the state tax-exempt portion of the above yield by one minus a stated tax rate and then add the quotient to the portion, if any, of the yield that is not tax-exempt. The tax-equivalent effective yield, however, modifies the tax-equivalent yield to reflect the compounding effect of the Fund's reinvestment. To calculate the tax-equivalent effective yield, the Fund will divide the tax-exempt portion of the above effective yield by one minus the stated tax rate and then add the quotient to the portion, if any, of the effective yield that is not tax-exempt. Please remember that the dividends that you receive from Government Securities Fund generally are subject to federal tax although all or a portion may be exempt from state or local income taxation.